UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2008

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03: Material Modification to the Rights of Security Holders

As of October 9, 2008 shares of Ebix, Inc. (“Ebix” or the “Company”), (NASDAQ: EBIX) common stock began trading on a split adjusted basis reflecting the effect of three-for-one stock split (the “Stock Split”). In particular each shareholder of record on September 29, 2008 received two additional shares of common stock for each share of common stock held.

The Stock Split was unanimously approved by the Company’s board of directors on July 29, 2008. Each shareholder’s percentage of ownership in the Company and his or her proportional voting power remains unchanged after the Stock Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.
	By:	/s/ Robert F. Kerris

Robert Kerris
Chief Financial Officer
and Corporate Secretary
October 14, 2008